SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                  December 13, 1996
                   Date of Report (Date of earliest event reported)



                              CALIFORNIA MICROWAVE, INC.
                (Exact name of registrant as specified in its charter)


          Delaware                 0-7428              94-1668412
          (State or other          (Commission         (IRS Employer
          jurisdiction of          File Number)        Identification No.)
          incorporation)


                555 Twin Dolphin Drive, Redwood City, California 94065
                 (Address of principal executive offices)  (Zip Code)


        (Registrant's telephone number, including area code):  415/596-9000

























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                       Item 5.  Other Events.

                       On December 13, 1996, California Microwave, Inc.
             (the "Company") issued the press release attached as Exhibit
             99.1 hereto, announcing that Philip F. Otto resigned as Chairman and Chief Executive Officer and as a Director of the Company, and that David B. Leeson was appointed Chairman.

                       Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits

                       99.1 Press Release of California Microwave, Inc.
                            dated December 13, 1996









































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                                       SIGNATURE

                       Pursuant to the requirements of the Securities
             Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CALIFORNIA MICROWAVE, INC.
                                           (Registrant)


                                      By:  /s/ George L. Spillane
                                           _______________________
                                      Name:     George L. Spillane
                                      Title:    Vice President and
                                                Secretary



             Dated:  December 17, 1996

































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                                     EXHIBIT INDEX


                  Exhibit No.    Description of Exhibit


                  99.1 Press Release of California Microwave, Inc. dated December 13, 1996















































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                                     Exhibit 99.1

                                                                 PRESS RELEASE

        FOR IMMEDIATE RELEASE
        Friday, December 13, 1996


        For Further Information Contact:

        Stephanie M. Day  Investor Information    Deborah Passik
        Vice President-     Line:                 William Dunk Partners, Inc.
        Corporate         (Toll-free) 1-888-      (919) 929-4100
        Communications    225-6789
        (415) 596-6629    http://www.calmike.com



                    CALIFORNIA MICROWAVE APPOINTS LEESON CHAIRMAN


        REDWOOD CITY, CALIFORNIA - CALIFORNIA MICROWAVE, INC. (Nasdaq National
        Market: CMIC) announced today that Philip F. Otto has resigned as Chairman and CEO, and as a Director of California Microwave, Inc., to pursue other interests. Dr. David B. Leeson, the founder of the Company, was appointed Chairman of the Board of Directors and of a newly-formed Executive Committee comprised of Dr. Leeson, Dr. Edward
        E. David, Jr., Alfred M. Gray and Frederick W. Whitridge, Jr.

        "Phil Otto's contribution to the growth and development of California Microwave has been substantial. We thank him for his efforts and wish him well in his future endeavors," said Leeson. "We are fortunate that Phil has agreed to make himself available as a consultant to the Company to provide necessary continuity during the forthcoming transition period."

        California Microwave, Inc. is a leader in wireless and satellite communications. It is the number one U.S. supplier of microwave radios and telecommunications satellite earth stations used in wireless communications. The company operates facilities in seven states and sells into more than 110 countries.

                                        # # #












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